Proxy Card for Munder Series Trust
Munder Energy Fund

Proxy for Special Meeting of Shareholders – February 25, 2011

The undersigned revoke(s) all previous proxies and appoint(s) Stephen J. Shenkenberg and Amy D. Eisenbeis or any one of them, attorneys, with full power of substitution to vote all shares of the Munder Energy Fund (“Fund”) of Munder Series Trust that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009 on Friday, February 25, 2011 at 2:00 p.m., Eastern time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

Shareholder registration Printed here
PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-7487. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Munder Energy Fund Shareholder Meeting to Be Held on February 25, 2011

The proxy statement for this meeting is available at: www.proxyonline.com/docs/______________

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD – DO NOT DETACH

Munder Energy Fund
Proxy for Special Meeting of Shareholders — February 25, 2011

Please see the instructions below if you wish to vote by PHONE, MAIL or via the INTERNET.
NOTE: Note: Please sign your name exactly as it appears in the registration. If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of a partnership or corporation, please indicate title.

CALL:	To vote your proxy by phone, call toll-free 1-xxx-xxx-xxxx and enter the control number found on the reverse side of this proxy card.

LOG-ON:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.	Shareholder sign here Date

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.	Joint owner sign here Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Munder Energy Fund

CONTROL NUMBER
123456789123

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.
YOUR PROMPT ATTENTION WILL HELP TO AVOID THE EXPENSE OF
FURTHER SOLICITATION.

Remember to sign and date the reverse side before mailing in your vote.

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD – DO NOT DETACH

IF NO SPECIFICATION IS MADE, BUT THE PROXY IS EXECUTED, THE PROXY WILL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys will vote in accordance with their best judgment. THE INDEPENDENT TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
FOR	AGAINST	ABSTAIN
 1.           To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) providing for the acquisition of all of the assets of the Munder Energy Fund, a series of Munder Series Trust, by the Munder Growth Opportunities Fund, a separate series of Munder Series Trust, in exchange for shares of the Munder Growth Opportunities Fund and the assumption of all known liabilities of the Munder Energy Fund by the Munder Growth Opportunities Fund in complete liquidation of the Munder Energy Fund (the “Reorganization”).
☐	☐	☐

Proxy Card for Munder Series Trust II
Munder Healthcare Fund

Proxy for Special Meeting of Shareholders – February 25, 2011

The undersigned revoke(s) all previous proxies and appoint(s) Stephen J. Shenkenberg and Amy D. Eisenbeis or any one of them, attorneys, with full power of substitution to vote all shares of the Munder Healthcare Fund (“Fund”) of Munder Series Trust II that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009 on Friday, February 25, 2011 at 2:00 p.m., Eastern time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

Shareholder registration Printed here
PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-7487. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Munder Healthcare Fund Shareholder Meeting to Be Held on February 25, 2011

The proxy statement for this meeting is available at: www.proxyonline.com/docs/______________

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD – DO NOT DETACH

Munder Healthcare Fund
Proxy for Special Meeting of Shareholders — February 25, 2011

Please see the instructions below if you wish to vote by PHONE, MAIL or via the INTERNET.
NOTE: Note: Please sign your name exactly as it appears in the registration. If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of a partnership or corporation, please indicate title.

CALL:	To vote your proxy by phone, call toll-free 1-xxx-xxx-xxxx and enter the control number found on the reverse side of this proxy card.

LOG-ON:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.	Shareholder sign here Date

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.	Joint owner sign here Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Munder Healthcare Fund

CONTROL NUMBER
123456789123

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.
YOUR PROMPT ATTENTION WILL HELP TO AVOID THE EXPENSE OF
FURTHER SOLICITATION.

Remember to sign and date the reverse side before mailing in your vote.

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD – DO NOT DETACH

IF NO SPECIFICATION IS MADE, BUT THE PROXY IS EXECUTED, THE PROXY WILL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys will vote in accordance with their best judgment. THE INDEPENDENT TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
FOR	AGAINST	ABSTAIN
 1.           To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) providing for the acquisition of all of the assets of the Munder Healthcare Fund, a series of Munder Series Trust II, by the Munder Growth Opportunities Fund, a series of Munder Series Trust, in exchange for shares of the Munder Growth Opportunities Fund and the assumption of all known liabilities of the Munder Healthcare Fund by the Munder Growth Opportunities Fund in complete liquidation of the Munder Healthcare Fund (the “Reorganization”).
☐	☐	☐